UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2017

Date of reporting period: September 30, 2017

Item 1.	Reports to Stockholders.

LETTER TO SHAREHOLDERS

For the fiscal year ended September 30, 2017, Causeway Emerging Markets Fund’s (the “Fund’s”) Institutional Class returned 25.08% and Investor Class returned 24.71% compared to 22.91% for the MSCI Emerging Markets Index (Gross) (“EM Index”). Since the Fund’s inception on March 30, 2007, the Fund’s average annual total returns are 5.05% for the Institutional Class and 4.88% for the Investor Class compared to 4.32% for the EM Index.

Performance Review

Higher U.S. long-term Treasury yields and U.S. dollar strength following Donald Trump’s U.S. presidential victory pressured emerging markets in the final months of 2016. However, emerging markets reversed course in 2017 to deliver impressive calendar year-to-date returns and outpace developed equity markets. Improving economic growth, brightening earnings outlooks, and favorable valuations within the emerging markets asset class lured investors during the fiscal year and helped the asset class outpace developed equity markets. The strongest performing sectors in the EM Index over the fiscal year were information technology and real estate. The weakest performers in the EM Index were the health care and consumer staples sectors. All three emerging regions posted positive returns, led by the emerging Latin America region, followed by the emerging Asia and emerging Europe, Middle East, and Africa (“EMEA”) region.

We use a combination of stock-specific factors and country, currency, sector, and macroeconomic analysis to rank the stocks in our investable universe. Of the factors we use to forecast alpha (performance in excess of the EM Index), our bottom-up earnings growth factors demonstrated the strongest performance during the fiscal year. Our bottom-up valuation factors also were positive for the period. Our technical factors, which measure six- and twelve-month price momentum, were relatively flat. Our top-down country factors were positive, and our macroeconomic and currency factors were flat during the fiscal year. Of our top-down factors, only our sector factors delivered negative performance.

Holdings in the financials, consumer discretionary, and energy sectors were the largest contributors to the Fund’s performance versus the EM Index during the fiscal year. Holdings in the utilities, health care, and consumer staples sectors offset some of the outperformance. The top stock–level contributors to performance relative to the EM Index were overweight positions in crude oil refiner, Polski Koncern Naftowy ORLEN SA (Poland), products & services provider for the electronic components industry, SK hynix Inc. (South Korea), and for-profit educator, New Oriental Education & Technology Group, Inc. (China). The Fund’s overweight positions in electric utility, Korea Electric Power Corp. (South Korea), automobile manufacturer, KIA Motors Corp. (South Korea), and miner, Sibanye Gold Ltd. (South Africa) detracted from relative performance.

Significant Portfolio Changes

The Fund’s active exposure to several sectors and countries changed during the fiscal year as a result of our quantitative investment process. The largest increases in active weightings (compared to EM Index weightings) were to the financials and industrials sectors, and the biggest reductions in active weightings were to the consumer staples and energy sectors. Notable changes in the Fund’s active country weightings included increases to exposures in China, Malaysia, and Turkey. We reduced exposures to Mexico, South Korea, and Brazil, though we still maintain a positive active weight relative to the EM Index in South Korea.

2	Causeway Emerging Markets Fund

Significant purchases over the fiscal year included new positions in financial services firm, Ping An Insurance (Group) Co. of China Ltd. (China), mobile telecommunications operator, China Mobile Ltd. (China), and social entertainment platform, YY, Inc. (China), as well as increased exposure to Tencent Holdings Ltd. (China), and products & services provider for the electronic components industry, SK hynix, Inc. (South Korea). The largest sales included full sales in internet services provider, Baidu (China) and retail self-service store operator, Wal-Mart de Mexico SAB de CV (Mexico), along with decreased positions in oil & gas exploration company, Petróleo Brasileiro SA (Brazil), internet services provider, Netease.com (China), and telecommunication services provider, PT Telekomunikasi Indonesia Tbk (Indonesia).

Investment Outlook

Although the U.S. Federal Reserve left its target range for the federal funds rate unchanged at 1.00-1.25% during its September meeting, the decision to reduce its $4.5 trillion balance sheet of Treasury and mortgage-backed securities likely will withdraw some emerging markets equities monetary support. Subdued inflation outlooks for both developed and emerging economies should permit low interest rates globally and offset some of this policy impact. We believe the earnings outlook for companies domiciled in emerging markets is generally favorable, with the greatest improvements forecast for the information technology and financials sectors. What seemed like perpetual analyst optimism for the earnings growth trajectory of the consumer staples and consumer discretionary sectors may be fading — both sectors experienced net earnings downgrades recently.

Despite less favorable monetary policy from the United States and signs of investor complacency, we believe emerging markets equities continue to offer an appealing combination of growth and value investment opportunities. Not only do analysts expect corporate profit margins to increase, but also the forecasted 4.1% growth rate for emerging economies next year is more than twice that of the 2.0% growth rate expected of developed economies. With economic growth and improved profitability likely to continue to attract emerging markets investors, we are encouraged by the performance of our bottom-up earnings growth factors. Over the past year, they have been an effective alpha forecasting tool. If investors remain acutely focused on corporate profitability, we would expect these factors to continue to demonstrate predictive power.

This year, emerging markets equity investors have demonstrated thematic preferences for growth over value, economically defensive characteristics over economically cyclical characteristics, and large market capitalizations over small capitalizations. The premiums investors are willing to pay for growth over value have risen to historically high levels. Similarly, investors have shown willingness to pay increasingly higher prices for defensive stocks over cyclical stocks. And finally, despite being a high beta (market sensitivity) market segment, small capitalization emerging markets stocks have underperformed large capitalization emerging markets stocks in this year’s rising market. The Fund’s positioning, with exposures to value, cyclicality, and small capitalization stocks, reflects our expectations that these premiums will return to more normalized levels. Although we cannot predict the exact timing of any reversion, we remain confident that our multi-factor investment process can position the Fund to take advantage of pricing inefficiencies and temporary market distortions, generating competitive returns for shareholders over full market cycles.

Causeway Emerging Markets Fund	3

We thank you for your continued confidence in Causeway Emerging Markets Fund, and look forward to serving you in the future.

September 30, 2017

Arjun Jayaraman	MacDuff Kuhnert	Joseph Gubler
Portfolio Manager	Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

4	Causeway Emerging Markets Fund

Comparison of Change in the Value of a $10,000 Investment in Causeway Emerging Markets Fund, Investor Class shares versus the MSCI Emerging Markets Index (Gross)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or redemptions of Fund shares.

* The inception date of Causeway Emerging Markets Fund was March 30, 2007. The MSCI Emerging Markets Index (Gross) inception to date return is from March 30, 2007.

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects contractual fee waivers during certain periods. In the absence of such fee waivers, total return would be reduced. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. Pursuant to the current January 26, 2017 prospectus, the Fund’s gross ratios of expenses in relation to average net assets were 1.18% and 1.43% for the Institutional Class and Investor Class, respectively. The Fund imposes a 2% redemption fee on the value of shares redeemed less than 60 days after purchase. If your account incurred a redemption fee, your performance will be lower than the performance shown here. For more information, please see the prospectus.

The MSCI Emerging Markets Index (Gross) (the “Index”) is a free float-adjusted market capitalization index, designed to measure equity market performance of emerging markets, consisting of 24 emerging country indices. The Index is gross of withholding taxes, assumes reinvestment of dividends and capital gains, and does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Causeway Emerging Markets Fund	5

SCHEDULE OF INVESTMENTS (000)*

September 30, 2017

Causeway Emerging Markets Fund	Number of Shares	Value

COMMON STOCK
Brazil — 2.1%
Banco do Brasil SA	3,729,400	$41,154
Cia de Saneamento Basico do Estado de Sao Paulo ADR[1]	1,401,400	14,659
JBS SA	5,909,200	15,878
Smiles S.A.	890,600	22,496

		94,187

China — 31.8%
Alibaba Group Holding Ltd. ADR[1]	1,128,763	194,949
Anhui Conch Cement Co. Ltd., Class H	4,330,000	17,379
Bank of China Ltd., Class H	90,909,000	45,157
Beijing Enterprises Holdings Ltd.	2,311,500	12,451
China Communications Construction Co. Ltd., Class H	31,696,000	39,754
China Construction Bank Corp., Class H	170,628,000	142,551
China Everbright International Ltd.	16,382,000	20,643
China Lumena New Materials Corp.[1,2,3]	10,564,000	—
China Mobile Ltd.	4,905,500	49,800
China Mobile Ltd. ADR	626,280	31,671
China Petroleum & Chemical Corp., Class H	103,886,000	78,297
China Railway Construction Corp. Ltd., Class H	16,703,000	21,247
China Railway Group Ltd., Class H	19,230,000	15,978
Citic Pacific Ltd.	8,210,000	12,165
Country Garden Holdings Co. Ltd.	8,030,000	12,818
Dongfeng Motor Group Co. Ltd., Class H	17,176,000	22,793
Fosun International Ltd.	10,141,000	21,441
Geely Automobile Holdings Ltd.	11,472,000	32,577
Guangzhou Automobile Group Co. Ltd., Class H	11,040,000	25,669
Guangzhou R&F Properties Co. Ltd., Class H	10,026,000	23,283
JD.com Inc. ADR[1]	747,100	28,539
KWG Property Holding Ltd.	17,675,500	18,913
Momo Inc. ADR[1]	432,800	13,564
NetEase Inc. ADR	88,600	23,374
New Oriental Education & Technology Group ADR	597,700	52,753

The accompanying notes are an integral part of the financial statements.

6	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2017

Causeway Emerging Markets Fund	Number of Shares	Value

China — (continued)
Ping An Insurance Group Co. of China Ltd., Class H	9,849,500	$76,082
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	7,988,100	19,571
Shimao Property Holdings Ltd.	10,147,000	22,129
Sinopharm Group Co. Ltd., Class H	1,651,600	7,316
Skyworth Digital Holdings Ltd.	401	—
Tencent Holdings Ltd.	5,453,400	238,426
Xinyi Glass Holdings Ltd.[1]	14,472,000	14,344
YY Inc. ADR[1]	410,800	35,649
Zhejiang Expressway Co. Ltd., Class H	14,876,000	18,531

		1,389,814

Czech Republic — 0.3%
CEZ AS	593,917	11,930

Hungary — 0.3%
Richter Gedeon Nyrt	522,028	12,972

India — 8.1%
Adani Ports & Special Economic Zone Ltd.	3,922,963	22,666
Bharat Electronics Ltd.	6,427,799	16,045
Biocon Ltd.	1,274,949	6,487
Cipla Ltd.	1,134,487	10,181
HCL Technologies Ltd.	1,512,937	20,275
Hindalco Industries Ltd.	10,645,114	39,333
Hindustan Petroleum Corp. Ltd.	5,244,558	34,295
Hindustan Unilever Ltd.	1,635,527	29,422
ICICI Bank Ltd. ADR	4,094,530	35,049
Indiabulls Housing Finance Ltd.	1,015,996	18,809
Reliance Capital Ltd.	1,282,038	11,525
Reliance Home Finance Ltd.[1]	1,845,483	2,807
Reliance Infrastructure Ltd.	1,837,307	13,107
Rural Electrification Corp. Ltd.	5,681,826	13,324
Sintex Industries Ltd.	536,838	220
Sintex Plastics Technology Ltd.[1]	8,683,334	12,084
State Bank of India	4,015,160	15,637

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	7

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2017

Causeway Emerging Markets Fund	Number of Shares	Value

India — (continued)
Tata Motors Ltd. ADR[1]	408,700	$12,780
UPL Ltd.	620,453	7,408
Vedanta Ltd.	7,221,743	34,854

		356,308

Indonesia — 1.1%
Gudang Garam Tbk PT	2,164,000	10,577
Indofood Sukses Makmur Tbk PT	21,848,600	13,682
Telekomunikasi Indonesia Persero Tbk PT	71,170,700	24,751

		49,010

Malaysia — 2.4%
AirAsia Bhd	25,057,800	20,493
CIMB Group Holdings Bhd	14,081,800	21,037
Malayan Banking Bhd	12,256,600	27,682
Tenaga Nasional Bhd	10,422,600	35,367

		104,579

Mexico — 0.9%
Alfa SAB de CV, Class A	9,207,600	11,605
Arca Continental SAB de CV	1,173,247	8,009
Gruma SAB de CV, Class B	901,140	13,234
Grupo Mexico SAB de CV, Class B	2,087,500	6,393

		39,241

Poland — 1.4%
PGE Polska Grupa Energetyczna SA1	2,956,228	10,783
Polski Koncern Naftowy Orlen SA	794,780	26,519
Powszechny Zaklad Ubezpieczen SA	2,066,664	26,083

		63,385

Qatar — 0.1%
Barwa Real Estate Co.	336,317	2,963

The accompanying notes are an integral part of the financial statements.

8	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2017

Causeway Emerging Markets Fund	Number of Shares	Value

Russia — 5.3%
Gazprom PJSC ADR	151,832	$637
Lukoil PJSC ADR	1,161,213	61,586
Mobile Telesystems ADR	1,911,800	19,959
PhosAgro OAO GDR	220,375	3,142
Sberbank of Russia ADR	8,844,422	126,117
X5 Retail Group NV GDR[1]	419,626	18,837

		230,278

South Africa — 2.2%
Barloworld Ltd.	1,435,912	13,217
Exxaro Resources Ltd.	1,982,345	18,051
FirstRand Ltd.	4,444,059	17,089
MMI Holdings Ltd.	6,555,765	8,401
Mondi Ltd.	537,712	14,357
Nedbank Group Ltd.	601,370	8,998
Redefine Properties Ltd.[4]	19,937,779	15,743

		95,856

South Korea — 14.3%
Hana Financial Group Inc.	1,111,741	46,123
Hanwha Corp.	419,581	16,174
Hyosung Corp.	115,462	14,714
Hyundai Marine & Fire Insurance Co. Ltd.	464,204	18,410
KB Financial Group Inc.	1,040,654	51,199
Kia Motors Corp.	815,380	22,559
Korea Electric Power Corp.	933,772	31,725
LG Corp.	370,207	26,141
LG Display Co. Ltd.	585,792	15,692
POSCO	14,138	3,929
POSCO ADR	228,100	15,830
Samsung Electronics Co. Ltd.	96,189	216,447
SK Hynix Inc.	1,387,269	101,174
SK Innovation Co. Ltd.	79,743	13,899
SK Telecom Co. Ltd.	112,866	25,184

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	9

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2017

Causeway Emerging Markets Fund	Number of Shares	Value

South Korea — (continued)
SK Telecom Co. Ltd. ADR	248,660	$6,114
WiSoL Co. Ltd.	21,237	266

		625,580

Taiwan — 10.8%
Catcher Technology Co. Ltd.	2,181,000	20,402
Compal Electronics Inc.	18,060,316	12,847
Compeq Manufacturing Co. Ltd.	23,518,000	25,649
FLEXium Interconnect Inc.	5,148,904	19,776
Fubon Financial Holding Co. Ltd.	16,454,000	25,714
HON HAI Precision Industry Co. Ltd.	29,252,623	101,592
Inventec Corp.	23,067,000	17,079
Lite-On Technology Corp.	10,114,202	14,488
Merry Electronics Co. Ltd.	2,625,000	16,599
Pegatron Corp.	10,406,000	27,095
Powertech Technology Inc.	7,264,000	20,994
Taiwan Semiconductor Manufacturing Co. Ltd.	3,934,000	28,177
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	2,932,600	110,119
WPG Holdings Ltd.	9,715,000	12,949
Yuanta Financial Holding Co. Ltd.	42,454,850	18,306

		471,786

Thailand — 4.7%
Charoen Pokphand Foods PCL	28,744,300	23,101
Kiatnakin Bank PCL	6,131,900	12,839
Krung Thai Bank PCL	41,331,500	23,329
PTT PCL	6,793,000	83,182
Sansiri PCL	204,369,666	13,982
Thai Oil PCL	7,972,600	22,129
Thanachart Capital PCL	11,189,700	16,372
Tisco Financial Group PCL	4,482,900	10,361

		205,295

The accompanying notes are an integral part of the financial statements.

10	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2017

Causeway Emerging Markets Fund	Number of Shares	Value

Turkey — 2.3%
Tekfen Holding AS	8,384,568	$27,557
Turkcell Iletisim Hizmetleri AS	7,457,961	26,524
Turkiye Halk Bankasi AS	7,455,013	25,355
Turkiye Vakiflar Bankasi TAO, Class D	12,715,297	22,385

		101,821

United Arab Emirates — 1.0%
DAMAC Properties Dubai Co. PJSC	11,151,560	11,555
Dubai Investments PJSC	11,238,328	7,112
Dubai Islamic Bank PJSC	7,796,362	12,852
First Abu Dhabi Bank PJSC	4,484,492	12,455

		43,974

Total Common Stock
(Cost $3,128,077) — 89.1%		3,898,979

PREFERENCE STOCK
Brazil — 4.1%
Braskem SA	1,723,187	23,047
Itausa — Investimentos Itau SA	22,082,801	77,046
Petroleo Brasileiro SA, Class A ADR[1]	1,418,400	13,702
Suzano Papel e Celulose SA, Class A	4,164,600	24,195
Vale SA, Class B ADR	4,365,600	40,818

		178,808

South Korea — 1.5%
LG Chemical Ltd.	36,289	8,050
Samsung Electronics Co. Ltd.	33,732	61,015

		69,065

Total Preference Stock
(Cost $158,104) — 5.6%		247,873

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	11

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2017

Causeway Emerging Markets Fund	Number of Shares/Warrants	Value

EXCHANGE TRADED FUND
Vanguard FTSE Emerging Markets ETF	2,026,049	$88,275

Total Exchange Traded Fund
(Cost $88,263) — 2.0%		88,275

WARRANT
Thailand — 0.0%
Sansiri PCL, Expires 11/24/2017[1]	14,133,566	21

Total Warrant
(Cost $—) — 0.0%		21

SHORT-TERM INVESTMENT
Bank of New York Mellon Cash Reserve USD, 0.010%	144,590,848	144,590

Total Short-Term Investment
(Cost $144,590) — 3.3%		144,590

Total Investments — 100.0%
(Cost $3,519,034)		4,379,739

Liabilities in Excess of Other Assets — 0.0%		(2,710)

Net Assets — 100.0%		$4,377,029

A list of the open futures contracts held by the Fund at September 30, 2017 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount	Value	Unrealized Depreciation
MSCI Emerging Markets E-MINI	1,521	Dec-2017	$84,193	$82,841	$(1,352)

*	Except for share data.
1	Non-income producing security.
2	Securities considered illiquid. The total market value of such securities as of September 30, 2017 was $— and represented 0.0% of net assets.
3	Security is fair valued at zero due to company’s insolvency. Level 3 security in accordance with fair value hierarchy.
4	Real Estate Investment Trust.

The accompanying notes are an integral part of the financial statements.

12	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000)* (concluded)

September 30, 2017

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
FTSE	Financial Times London Stock Exchange
GDR	Global Depositary Receipt

Amounts designated as “—” are $0 or are rounded to $0.

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	13

SECTOR DIVERSIFICATION

As of September 30, 2017, the sector diversification was as follows (Unaudited):

Causeway Emerging Markets Fund	Common Stock	Preference Stock	% of Net Assets

Information Technology	29.4%	1.4%	30.8%

Financials	21.5	1.8	23.3

Energy	7.7	0.3	8.0

Industrials	7.5	0.0	7.5

Materials	3.6	2.1	5.7

Consumer Discretionary	5.8	0.0	5.8

Telecommunication Services	4.2	0.0	4.2

Real Estate	2.8	0.0	2.8

Utilities	2.7	0.0	2.7

Consumer Staples	2.6	0.0	2.6

Health Care	1.3	0.0	1.3

Total	89.1	5.6	94.7

Exchange Traded Funds			2.0

Warrant			0.0

Short-Term Investment			3.3

Liabilities in Excess of Other Assets			0.0

Net Assets			100.0%

The accompanying notes are an integral part of the financial statements.

14	Causeway Emerging Markets Fund

STATEMENT OF ASSETS AND LIABILITIES (000)*

CAUSEWAY EMERGING MARKETS FUND

9/30/17
ASSETS:
Investments at Value (Cost $3,519,034)	$4,379,739
Cash	754
Cash pledged as collateral for futures contracts	8,298
Foreign Currency (Cost $1,943)	1,943
Receivable for Investment Securities Sold	22,496
Receivable for Fund Shares Sold	16,454
Due from Broker	11,607
Receivable for Dividends	8,303
Variation Margin Receivable	958
Receivable for Tax Reclaims	236
Prepaid Expenses	35
Unrealized Appreciation on Spot Foreign Currency Contracts	5

Total Assets	4,450,828

LIABILITIES:
Payable for Investment Securities Purchased	54,037
Payable for Fund Shares Redeemed	10,276
Accrued Foreign Capital Gains Tax on Appreciated Securities	4,780
Payable Due to Adviser	3,580
Payable for Shareholder Service Fees — Investor Class	216
Payable Due to Administrator	100
Payable for Trustees’ Fees	35
Unrealized Depreciation on Spot Foreign Currency Contracts	8
Other Accrued Expenses	767

Total Liabilities	73,799

Net Assets	$4,377,029

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$3,634,380
Undistributed Net Investment Income	56,787
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(168,675)
Net Unrealized Appreciation on Investments	860,705
Accrued Foreign Capital Gains Tax on Appreciated Securities	(4,780)
Net Unrealized Depreciation on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(36)
Net Unrealized Depreciation on Futures Contracts	(1,352)

Net Assets	$4,377,029

Net Asset Value Per Share (based on net assets of $3,565,885,951 ÷ 265,888,302 shares) — Institutional Class	$13.41

Net Asset Value Per Share (based on net assets of $811,143,461 ÷ 60,112,160 shares) — Investor Class	$13.49

*	Except for Net Asset Value Per Share data.

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	15

STATEMENT OF OPERATIONS (000)

CAUSEWAY EMERGING MARKETS FUND

10/01/16 to 9/30/17
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $11,958)	$104,539
Interest Income	30

Total Investment Income	104,569

EXPENSES:
Investment Advisory Fees	35,159
Custodian Fees	3,382
Shareholder Service Fees — Investor Class	1,675
Administration Fees	1,033
Transfer Agent Fees	290
Professional Fees	161
Trustees’ Fees	126
Registration Fees	115
Printing Fees	95
Pricing Fees	36
Line of Credit	8
Other Fees	136

Total Expenses	42,216

Net Investment Income	62,353

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Gain on Investments	69,127
Net Realized Gain on Futures Contracts	13,916
Net Realized Loss from Foreign Currency Transactions	(1,338)
Net Change in Unrealized Appreciation on Investments	666,740
Net Change in Unrealized Depreciation on Futures Contracts	(1,352)
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	(2,095)
Net Change in Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(25)

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	744,973

Net Increase in Net Assets Resulting from Operations	$807,326

The accompanying notes are an integral part of the financial statements.

16	Causeway Emerging Markets Fund

STATEMENTS OF CHANGES IN NET ASSETS (000)

	CAUSEWAY EMERGING MARKETS FUND

	10/01/16 to 9/30/17	10/01/15 to 9/30/16
OPERATIONS:
Net Investment Income	$62,353	$44,133
Net Realized Gain (Loss) on Investments	69,127	(219,724)
Net Realized Gain on Futures Contracts	13,916	—
Net Realized Loss from Foreign Currency Transactions	(1,338)	(2,787)
Net Change in Unrealized Appreciation on Investments	666,740	522,066
Net Change in Unrealized Depreciation on Futures Contracts	(1,352)	—
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	(2,095)	(1,649)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(25)	79

Net Increase in Net Assets Resulting From Operations	807,326	342,118

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from Net Investment Income:
Institutional Class	(36,520)	(23,661)
Investor Class	(7,296)	(7,924)

Total Dividends from Net Investment Income	(43,816)	(31,585)

Net Increase in Net Assets Derived from Capital Share Transactions(1)	560,606	779,105
Redemption Fees(2)	124	71

Total Increase in Net Assets	1,324,240	1,089,709

NET ASSETS:
Beginning of Year	3,052,789	1,963,080

End of Year	$4,377,029	$3,052,789

Undistributed Net Investment Income	$56,787	$36,103

(1)	See Note 7 in Notes to Financial Statements.
(2)	See Note 2 in Notes to Financial Statements.

Amount designated as “—” is $0 or has been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	17

FINANCIAL HIGHLIGHTS

For the fiscal years ended September 30,

For a Share Outstanding Throughout the Fiscal Years

	Net Asset Value, Beginning of Year ($)	Net Investment Income ($)	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY EMERGING MARKETS FUND†
Institutional
2017	10.89	0.22	2.46	2.68	(0.16)	—	(0.16)	—	(1)
2016	10.00	0.19	0.86	1.05	(0.16)	—	(0.16)	—	(1)
2015	12.33	0.24	(2.29)	(2.05)	(0.28)	—	(0.28)	—	(1)
2014	11.65	0.28	0.51	0.79	(0.11)	—	(0.11)	—
2013	11.19	0.24	0.50	0.74	(0.28)	—	(0.28)	—
Investor
2017	10.96	0.19	2.48	2.67	(0.14)	—	(0.14)	—	(1)
2016	10.06	0.14	0.90	1.04	(0.14)	—	(0.14)	—	(1)
2015	12.40	0.29	(2.39)	(2.10)	(0.24)	—	(0.24)	—	(1)
2014	11.72	0.23	0.53	0.76	(0.08)	—	(0.08)	—
2013	11.26	0.20	0.51	0.71	(0.25)	—	(0.25)	—

†	Per share amounts calculated using average shares method.
(1)	Amount represents less than $0.01 per share (See Note 2 in the Notes to Financial Statements).

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

18	Causeway Emerging Markets Fund

Net Asset Value, End of Year ($)	Total Return (%)	Net Assets, End of Year ($000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover Rate (%)

13.41	25.08	3,565,886	1.15	1.82	50
10.89	10.70	2,469,222	1.18	1.89	73
10.00	(16.94)	1,348,773	1.19	2.06	100
12.33	6.84	852,202	1.20	2.31	112
11.65	6.54	211,572	1.30	2.09	95

13.49	24.71	811,143	1.40	1.56	50
10.96	10.23	583,567	1.43	1.43	73
10.06	(17.17)	614,307	1.46	2.55	100
12.40	6.55	68,113	1.45	1.89	112
11.72	6.28	40,088	1.55	1.69	95

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	19

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Causeway Emerging Markets Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on March 30, 2007. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has five additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available) are valued at the last reported sale price as of the close of trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in money market funds are valued daily at the net asset value per share. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded, and such settlement prices are provided by an independent source. On days when there is excessive volume or market volatility or when a futures contract does not end trading by the time the Fund calculates its net asset value, the settlement price may not be available at the time the Fund calculates its net asset value. On such days, the best available price (which is typically the last sale price) may be used to value the Fund’s futures contracts.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the

20	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market or a designated exchange-traded fund that trades in the U.S. that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security and such fair values are applied by the administrator if a pre-determined confidence level is reached for the security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Quoted prices for similar asset or liability in active markets, quoted prices for identical or similar asset or liability in markets which are not active, or prices based on inputs that are observable (either directly or indirectly); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The following table sets forth information about the levels within the fair value hierarchy at which the

Causeway Emerging Markets Fund	21

NOTES TO FINANCIAL STATEMENTS

(continued)

Fund’s investments and other financial instruments are measured at September 30, 2017 (000):

Investments in Securities	Level 1	Level 2†	Level 3††		Total
Common Stock
Brazil	$94,187	$—	$—		$94,187
China	380,498	1,009,316	—	^	1,389,814
Czech Republic	—	11,930	—		11,930
Hungary	—	12,972	—		12,972
India	62,720	293,588	—		356,308
Indonesia	—	49,010	—		49,010
Malaysia	—	104,579	—		104,579
Mexico	39,241	—	—		39,241
Poland	—	63,385	—		63,385
Qatar	—	2,963	—		2,963
Russia	38,797	191,481	—		230,278
South Africa	38,500	57,356	—		95,856
South Korea	21,944	603,636	—		625,580
Taiwan	110,119	361,667	—		471,786
Thailand	—	205,295	—		205,295
Turkey	—	101,821	—		101,821
United Arab Emirates	12,455	31,519	—		43,974

Total Common Stock	798,461	3,100,518	—		3,898,979

Preference Stock
Brazil	178,808	—	—		178,808
South Korea	—	69,066	—		69,066

Total Preference Stock	178,808	69,066	—		247,874

Exchange Traded Fund	88,275	—	—		88,275

Warrant	—	21	—		21

Short-Term Investment	144,590	—	—		144,590

Total Investments in Securities	$1,210,134	$3,169,605	$—		$4,379,739

Other Financial Instruments	Level 1	Level 2	Level 3		Total
Futures Contracts *
Unrealized Depreciation	$(1,352)	$—	$—		$(1,352)

Total Other Financial Instruments	$(1,352)	$—	$—		$(1,352)

*	Futures contracts are valued at the unrealized depreciation on the instruments.

†	Holdings represent securities trading outside the United States, the values of which were adjusted as a result of significant market movements following the close of local trading and/or due to “foreign line” securities using “local line” prices. Securities with a value of $24,144 (000), which represented 0.6% of the net assets of the Fund, transferred from Level 2 to Level 1 at the fiscal year end since the prior fiscal year end, primarily due to market movements following the close of local trading that triggered the fair valuation of certain securities at the beginning of the fiscal year but did not trigger fair valuation at the at the end of fiscal year. Securities with a value of $19,514 (000), which represented 0.4% of the net assets of the Fund, transferred from Level 1 to Level 2 at the fiscal year end primarily due to market movements following the close of local trading that did not trigger the fair valuation of certain securities at the beginning of the fiscal year but triggered fair valuation at the end of the fiscal year.

††	A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

^	Security is fair valued at zero due to company’s insolvency. Level 3 security in accordance with fair value hierarchy.

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued by the Fund’s third party vendor using other observable market–based inputs in place of closing exchange prices due to events occurring after foreign market closures and/or due to adjustments to security values due to “foreign line” securities using “local line” prices. Due to currency and ownership restrictions on foreign persons in certain countries, including without limitation Russia

22	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

and Thailand, securities sometimes trade in a “foreign line” (designated for foreign ownership) and via a “local line” (shares traded locally and held by residents). Liquidity of shares held in the foreign line is often more limited than the local line. As the last traded price of a foreign line may not represent fair value, if the securities can readily be traded through a broker to access the local line, the securities may be priced using the last traded local line price.

For the fiscal year ended September 30, 2017, no securities transferred in or out of Level 3. Transfers between levels are recognized at period end.

For the fiscal year ended September 30, 2017, there were no changes to the Fund’s fair value methodologies.

Federal Income Taxes – The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

During the year ended September 30, 2017, the Fund incurred federal excise taxes in the amount of $13,576. No other provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax years, as applicable), and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the fiscal year ended September 30, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Causeway Emerging Markets Fund	23

NOTES TO FINANCIAL STATEMENTS

(continued)

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it enters into corresponding foreign currency exchange contracts to settle the securities transactions. Losses from these foreign exchange transactions may arise from changes in the value of the foreign currency between trade date and settlement date or if the counterparties do not perform under the contract’s terms.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee – The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee also applies to exchanges from the Fund. The redemption fee is paid to the Fund. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to accounts designated as omnibus accounts with the transfer agent. These are arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund may seek agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. For the fiscal year ended September 30, 2017, the Institutional Class and Investor Class retained $109,864 and $13,571 in redemption fees, respectively.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed through January 31, 2018 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.35% of Institutional Class and Investor Class average daily net assets. No waivers or reimbursements were required for the fiscal year ended September 30, 2017.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly

24	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

based on the aggregate average daily net assets of the Trust subject to a minimum annual fee.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the year ended September 30, 2017, the Investor Class paid 0.25% of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of September 30, 2017, approximately $309 thousand of the net assets were held by investors affiliated with the Adviser.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the fiscal year ended September 30, 2017, for the Fund were as follows:

Purchases (000)	Sales (000)
$2,213,011	$1,732,550

5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to risks in addition to those of U.S. securities. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investments. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

The Fund may use futures contracts, including futures contracts based on emerging markets indices, to obtain exposures to emerging markets for cash management or other reasons.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by

Causeway Emerging Markets Fund	25

NOTES TO FINANCIAL STATEMENTS

(continued)

the Fund on the sale of securities in certain countries are subject to non-U.S. taxes. The Fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the fiscal year ended September 30, 2017, non-U.S. taxes paid on realized gains were $0 and non-U.S. taxes accrued on unrealized gains were $4,780,342.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from those during the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

Accordingly, the following permanent differences, which are primarily due to realized losses on foreign currency transactions, excise taxes and gains on passive foreign investment companies, were reclassified to/(from) the following accounts as of September 30, 2017 (000):

Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain
$(18)	$2,147	$(2,129)

The reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2017 and September 30, 2016 were as follows (000):

	Ordinary Income	Total
2017	$43,816	$43,816
2016	31,585	31,585

As of September 30, 2017, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$66,955
Capital Loss Carryforwards	(151,490)
Unrealized Appreciation	827,188
Other Temporary Differences	(4)

Total Distributable Earnings	$742,649

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward are as follows:

Short-Term Loss	Long-Term Loss	Total
$95,653	$55,837	$151,490

At September 30, 2017, the total cost of investments for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$3,630,579	$957,797	$(125,829)	$831,968

26	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

7.	Capital Shares Issued and Redeemed (000)

	Fiscal Year Ended September 30, 2017		Fiscal Year Ended September 30, 2016
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	91,853	$1,094,101	165,704	$1,593,587
Shares Issued in Reinvestment of Dividends and Distributions	2,940	29,814	2,260	22,147
Shares Redeemed	(55,550)	(645,731)	(76,252)	(765,176)

Increase in Shares Outstanding Derived from Institutional Class Transactions	39,243	478,184	91,712	850,558

Investor Class
Shares Sold	14,147	169,231	20,571	195,487
Shares Issued in Reinvestment of Dividends and Distributions	712	7,272	800	7,902
Shares Redeemed	(7,981)	(94,082)	(29,172)	(274,842)

Increase (Decrease) in Shares Outstanding Derived from Investor Class Transactions	6,878	82,421	(7,801)	(71,453)

Net Increase in Shares Outstanding from Capital Share Transactions	46,121	$560,605	83,911	$779,105

8.	Significant Shareholder Concentration

As of September 30, 2017, four of the Fund’s shareholders of record owned 62% of net assets in the Institutional Class. The Fund may be adversely affected when a shareholder purchases or redeems large amounts of shares, which may impact the Fund in the same manner as a high volume of redemption requests. Such large shareholders may include, but are not limited to, other funds, institutional investors, and asset allocators who make investment decisions on behalf of underlying clients. Significant shareholder purchases and redemptions may adversely impact the Fund’s portfolio management and may cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Fund’s transaction costs, accelerate the realization of taxable income if sales of securities result in gains, or otherwise cause the Fund to perform differently than intended.

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of his or her duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

Causeway Emerging Markets Fund	27

NOTES TO FINANCIAL STATEMENTS

(concluded)

10.	Line of Credit

The Fund, along with certain other series of the Trust, entered into an agreement on February 24, 2015, as amended by Amendment No. 1, dated as of February 24, 2016, and Amendment No. 2, dated as of February 22, 2017, which enables it to participate in a $10 million secured committed revolving line of credit with The Bank of New York Mellon which expires February 21, 2018. The proceeds from the borrowings, if any, shall be used to finance the Fund’s short-term general working capital requirements, including the funding of shareholder redemptions. Interest, if any, is charged to the Fund based on its borrowings during the period at the applicable rate plus 1.5%. The Fund is also charged a portion of a commitment fee of 0.175% per annum. As of September 30, 2017, there were no borrowings outstanding under the line of credit.

11.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements.

28	Causeway Emerging Markets Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Causeway Capital Management Trust and Shareholders of the

Causeway Emerging Markets Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Causeway Emerging Markets Fund (constituting a portfolio of Causeway Capital Management Trust, hereafter referred to as the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

November 28, 2017

Causeway Emerging Markets Fund	29

NOTICE TO SHAREHOLDERS (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2018. Please consult your tax adviser for proper treatment of this information.

For the fiscal year ended September 30, 2017, the Fund is designating the following items with regard to distributions paid during the year:

(A)	(B)	(C)	(D)	(E)

Long Term Capital Gains Distributions (Tax Basis)	Ordinary Income Distributions (Tax Basis)	Tax Exempt Distributions (Tax Basis)	Total Distributions (Tax Basis)	Dividends(1) for Corporate Dividends Received Deduction (Tax Basis)
0.00%	100.00%	0.00%	100.00%	0.00%

(F)	(G)	(H)

Qualified Dividend Income	Interest Related Dividends	Qualified Short-Term Capital Gain Dividends
97.21%	0.00%	0.00%

Foreign taxes accrued during the fiscal year ended September 30, 2017, amounted to $11,881,438 and are expected to be passed through to shareholders as foreign tax credits on Form 1099 – Dividend for the year ending December 31, 2017. In addition, for the fiscal year ended September 30, 2017, gross income derived from sources within foreign countries amounted to $117,670,713 for the Fund.

(1) Qualified Dividends represent dividends which qualify for the corporate dividends received deduction.

Items (A), (B), (C) and (D) are based on a percentage of the Fund’s total distribution including pass-through as foreign tax credit.

Item (E) is based on a percentage of ordinary income distributions of the Fund.

Item (F) represents the amount of “Qualified Dividend Income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the Fund’s intention to designate the maximum amount permitted by the law up to 100%.

Item (G) is the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Item (H) is the amount of “Qualified Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

30	Causeway Emerging Markets Fund

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-947-7000.

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
INDEPENDENT TRUSTEES
John R. Graham Age: 56	Trustee; Chairman of the Audit Committee	Trustee since 10/08; Audit Chairman since 4/13	Film Composer (since 2005); Senior Vice President, Corporate Financial Development and Communications, The Walt Disney Company (2004-2005); Senior Vice President, Mergers and Acquisitions, Lehman Brothers Inc. (2000-2004).	6	None

Lawry J. Meister Age: 55	Trustee	Since 10/08	President, Steaven Jones Development Company, Inc. (real estate firm) (since 1995); President, Creative Office Properties (real estate firm) (since 2012).	6	None

Victoria B. Rogers Age: 56	Trustee	Since 4/13	President, the Rose Hills Foundation (since 1996).	6	Independent Director, TCW Funds, Inc. and TCW Strategic Income Fund, Inc.

Eric H. Sussman Age: 51	Trustee; Chairman of the Board	Trustee since 9/01; Board Chairman since 4/13	Senior Lecturer (since July 2011) and Lecturer (1995-June 2011), Anderson Graduate School of Management, University of California, Los Angeles; President, Amber Capital, Inc. (real estate investment and financial planning firm) (since 1993).	6	None

Causeway Emerging Markets Fund	31

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(continued)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
OFFICERS
Turner Swan 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 55	President	Since 8/01	General Counsel, Secretary, and Member of the Adviser or the Adviser’s Parent Holding Company (since 2001); Compliance Officer of the Adviser (since 2010).	N/A	N/A

Kurt J. Decko 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 42	Chief Compliance Officer and Assistant Secretary	Since 1/15	Chief Compliance Officer/Senior Legal Counsel of the Adviser (since January 2015); Partner, K&L Gates LLP (2010-2014).	N/A	N/A

Eric Kleinschmidt[5] One Freedom Valley Drive Oaks, PA 19456 Age: 49	Treasurer	Since 8/14	Director of Fund Accounting, SEI Investments Company (since 2004).	N/A	N/A

Gretchen W. Corbell 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 46	Secretary	Since 10/11	Attorney of the Adviser (since 2004).	N/A	N/A

Gracie V. Fermelia 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 56	Vice President and Assistant Secretary	Vice President (since 1/15); Assistant Secretary (since 8/01)	Chief Operating Officer and Member of the Adviser or the Adviser’s Parent Holding Company (since 2001); Chief Compliance Officer of the Adviser and the Trust (2005-2015).	N/A	N/A

32	Causeway Emerging Markets Fund

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(concluded)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Lisa Whittaker[5] One Freedom Valley Drive Oaks, PA 19456 Age: 39	Vice President and Assistant Secretary	Since 8/13	Corporate Counsel of the Administrator (since 2012); Associate Counsel and Compliance Officer, The Glendmede Trust Company, N.A. (2011-2012).	N/A	N/A

[1]	Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.

[2]

Each Trustee holds office during the lifetime of the Trust or until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust’s Declaration of Trust. The president, treasurer and secretary each holds office at the pleasure of the Board of Trustees or until he or she sooner resigns in accordance with the Trust’s Bylaws.

[3]

The “Trust Complex” consists of all registered investment companies for which Causeway Capital Management LLC serves as investment adviser. As of September 30, 2017, the Trust Complex consisted of one investment company with six portfolios — the International Value Fund, the Emerging Markets Fund, the Global Value Fund, the International Opportunities Fund, the Global Absolute Return Fund, and the International Small Cap Fund.

[4]

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

[5]	These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

Causeway Emerging Markets Fund	33

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2017 to September 30, 2017).

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

34	Causeway Emerging Markets Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 4/01/17	Ending Account Value 9/30/17	Annualized Expense Ratios	Expenses Paid During Period*
Causeway Emerging Markets Fund

Actual Portfolio Return
Institutional Class	$1,000.00	$1,139.30	1.15%	$6.16

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,019.31	1.15%	$5.81
Causeway Emerging Markets Fund

Actual Portfolio Return
Investor Class	$1,000.00	$1,137.40	1.40%	$7.49

Hypothetical 5% Return
Investor Class	$1,000.00	$1,018.06	1.40%	$7.07

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Causeway Emerging Markets Fund	35

STATEMENT REGARDING BASIS FOR RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting on August 7, 2017, the Trustees considered and approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between Causeway Capital Management Trust (the “Trust”) and Causeway Capital Management LLC (the “Adviser”) with respect to Causeway Emerging Markets Fund (the “Fund”) for a twelve-month period beginning September 20, 2017. Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires the Board of Trustees (the “Board”) of the “Trust annually to approve continuance of the Advisory Agreement. Continuance of the Advisory Agreement must be approved by a majority of the Trustees and a majority of the independent Trustees (i.e., Trustees who are not “interested persons” of the Trust as defined in the 1940 Act). The Board was comprised of four independent Trustees when the continuation of the Advisory Agreement was considered.

Information Received. At each regular quarterly meeting, the Board reviews a wide variety of materials relating to the nature, extent and quality of the Adviser’s services, including information concerning the Fund’s performance. In addition, at a special meeting on June 6, 2017, the Trustees received and reviewed extensive quantitative and qualitative materials prepared by the Adviser relating to the Advisory Agreement in response to information requested on the independent Trustees’ behalf by their independent legal counsel. At the June special meeting, the Trustees also received and reviewed information prepared by Morningstar, Inc. providing comparative expense and performance information about the Fund to assist with the annual review of the Advisory Agreement. Following that meeting, the Trustees received and reviewed additional materials prepared by the Adviser relating to their consideration of the renewal of the Advisory Agreement at the August 7, 2017 meeting.

Factors Considered. In reviewing the Advisory Agreement, the Trustees considered a number of factors including, but not limited to: (1) the nature, extent and quality of the services provided by the Adviser, (2) the investment performance of the Fund, (3) comparisons of the services rendered and the amounts paid under the Advisory Agreement with those of other funds and those of the Adviser under other investment advisory agreements with other registered investment companies and other types of clients, (4) the costs of the services provided and estimated profits realized by the Adviser and its affiliates from their relationship with the Fund, (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, and (6) any other benefits derived by the Adviser from its relationship with the Fund.

First, regarding the nature, extent and quality of the services provided by the Adviser, the Trustees considered, among other things, the Adviser’s personnel, experience, track record and compliance program. The Trustees considered the qualifications, backgrounds and responsibilities of the Adviser’s principal personnel who provide services to the Fund, as well as the level of attention those individuals provide to the Fund. The Trustees noted the Adviser’s commitment to devoting resources to staffing and technology in support of its investment management services. They also reviewed the Adviser’s investment philosophy and processes and its compliance program, and considered the scope of the Adviser’s services to the Fund. The Trustees concluded that the nature, extent and quality of the services provided by the Adviser continued to benefit the Fund and its shareholders and would do so during the next one-year contract renewal period.

36	Causeway Emerging Markets Fund

STATEMENT REGARDING BASIS FOR RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(continued)

Second, regarding the investment performance of the Fund, the Trustees reviewed the investment results of the Fund for various periods ended March 31, 2017, compared to the results of the MSCI Emerging Markets Index (Gross), the median of the mutual funds included in the Morningstar U.S. Open End Diversified Emerging Markets category, and the median of the funds in a peer group selected by Morningstar. They noted that, consistent with Morningstar’s practice, the Morningstar 15(c) Report focused on one class of shares – the Institutional Class – and that Investor Class shares are subject to a 25 basis point shareholder service fee, which increases expenses and reduces performance from that shown. They noted that the Institutional Class had outperformed its Morningstar peer group median for the prior one-year, three-year, five-year, and ten-year periods. The Trustees concluded that the Adviser’s record in managing the Fund indicated that its continued management would benefit the Fund and its shareholders.

Third, regarding the Fund’s advisory fee and total expenses as a percentage of the Fund’s average daily net assets:

•

The Trustees compared the Fund’s advisory fee and total expenses with those of other similar mutual funds. They noted that the Fund’s advisory fee was 100 basis points per annum compared to a median of 100 basis points for its Morningstar peer group and a range of 74 – 121 basis points for the funds in its peer group, and that the Fund’s Institutional Class annual expense ratio was one basis point below the median of the funds in its Morningstar peer group.

•

The Trustees compared the Fund’s advisory fee with the fees charged by the Adviser to other clients. The Trustees noted that, although the fees paid by the Adviser’s other accounts were lower than the fee paid by the Fund, the differences appropriately reflected the Adviser’s significantly greater responsibilities with respect to the Fund, which include the provision of many additional administrative and shareholder services (such as services related to the Fund’s disclosure documents, financial statements, 1940 Act compliance policies and procedures, preparation of Board and committee materials and meetings, annual Board reports and certifications, oversight of daily valuation, oversight of Fund service providers, negotiation of Fund intermediary agreements, coordination with Fund intermediaries providing shareholder recordkeeping services, shareholder communications, and due diligence for advisers, consultants and institutional investors).

The Trustees concluded that the Fund’s advisory fee and expense ratio were reasonable and appropriate under the circumstances.

Fourth, the Trustees considered the Adviser’s costs of providing services to the Fund and estimated profits realized by the Adviser from its relationship with the Fund. They reviewed the Adviser’s estimated after-tax profit margin with respect to such services for the twelve months ended March 31, 2017 and the methodology used to generate that estimate, and noted that the cost allocation methodology presented to the Trustees was reasonable. They also observed that the Adviser’s estimated profitability was within the range cited as reasonable in various court decisions, and had declined from the prior year. After consideration of these matters, the Trustees concluded that the Adviser’s operating margin with respect to its relationship with the Fund was reasonable.

Causeway Emerging Markets Fund	37

STATEMENT REGARDING BASIS FOR RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(concluded)

Fifth, regarding economies of scale, the Trustees observed that, although the Fund’s advisory fee schedule does not contain fee breakpoints, it is difficult to determine the existence or extent of any economies of scale. They noted that the Adviser is sharing economies of scale through reasonable advisory fee levels, expense limit agreements, and devoting additional resources to staff and technology to focus on continued performance and service to the Fund’s shareholders. They also noted that, in the Fund’s prior years, the Adviser incurred losses in managing the Fund, and that the estimated profitability of the Fund had declined from the prior year. The Trustees concluded that under the circumstances the Adviser is sharing any economies of scale with the Fund appropriately.

Sixth, regarding any other benefits derived by the Adviser from its relationship with the Fund – often called “fall-out” benefits — the Trustees observed that the Adviser does not earn “fall-out” benefits such as affiliated custody fees, affiliated transfer agency fees, affiliated brokerage commissions, profits from rule 12b-1 fees, “contingent deferred sales commissions” or “float” benefits on short-term cash. The Trustees concluded that the primary “fall-out” benefit received by the Adviser is research services provided by brokers used by the Fund and that this benefit is reasonable in relation to the value of the services that the Adviser provides to the Fund.

Approval. At the June 5, 2017 and August 7, 2017 meetings, the Trustees discussed the information and factors noted above with representatives of the Adviser and, at the August 7, 2017 meeting, the Trustees considered the approval of the Advisory Agreement. The independent Trustees also met in a private session at all meetings with independent counsel at which no representatives of the Adviser were present. In their deliberations, the independent Trustees did not identify any particular information or factor that was determinative or controlling, each Trustee did not necessarily attribute the same weight to each factor, and the foregoing summary does not detail all the matters considered. Based on their review, the Trustees (including the independent Trustees) unanimously concluded that the Advisory Agreement is fair and reasonable to the Fund and its shareholders, the Fund’s advisory fee is reasonable and renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders, and the Board of Trustees unanimously approved renewal of the Advisory Agreement for a twelve-month period beginning September 20, 2017.

38	Causeway Emerging Markets Fund

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

CCM-AR-002-1100

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer. During the fiscal year ended September 30, 2017, there were no material changes or waivers to the code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Eric Sussman, Lawry Meister, John Graham and Victoria B. Rogers. Each audit committee financial expert is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Aggregate fees billed to the registrant for professional services rendered by the registrant’s principal accountant for the fiscal years ended September 30, 2017 and 2016 were as follows:

	2017	2016
(a) Audit Fees	$235,010	$225,970
(b) Audit-Related Fees	None	None
(c) Tax Fees(1)	$53,280	$58,577
(d) All Other Fees	None	None

Note:

(1)	Tax fees include amounts related to tax return and excise tax calculation reviews and foreign tax reclaim services.

(e)(1) The registrant’s audit committee has adopted a charter that requires it to pre-approve the engagement of auditors to (i) audit the registrant’s financial statements, (ii) provide other audit or non-audit services to the registrant, or (iii) provide non-audit services to the registrant’s investment adviser if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) No services included in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal year ended September 30, 2017, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $609,843. For the fiscal year ended September 30, 2015, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $486,606.

(h) The audit committee considered whether the provision of non-audit services rendered to the registrant’s investment adviser by the registrant’s principal accountant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant’s last filing on Form N-CSR.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By (Signature and Title)*	/s/ Turner Swan
Turner Swan, President

Date: December 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Turner Swan
Turner Swan, President

Date: December 8, 2017

By (Signature and Title)*	/s/ Eric Kleinschmidt
Eric Kleinschmidt, Treasurer

Date: December 8, 2017

*	Print the name and title of each signing officer under his or her signature.